UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

 Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Definitive Information Statement

IRISH MAG, INC.

(Exact Name of Registrant as Specified in Charter)

________Florida_________

________33-132119______

_______59-1944687_______

(State or Other Jurisdiction

(Commission File Number)

(IRS Employer

        of Incorporation)

          Identification No.)

646 First Avenue South

St. Petersburg, Florida  33701

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (866) 821-9004

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Title of each class of securities to which transaction applies:

(2)

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IRISH MAG, INC.

646 First Avenue South

St. Petersburg, Florida  33701

Dear Shareholders:

We are writing to advise you that we intend to amend our Articles of Incorporation to change the name of our company.

This action was approved on November 30, 2006 by our Board of Directors. In addition, on November 30, 2006 our officers and directors who hold a majority of our issued and outstanding voting securities have approved this action, with an effective date as soon as possible but not less than 20 days from the date this information statement is first mailed to our shareholders. Our majority shareholders approved this action by written consent in lieu of a special meeting in accordance with the relevant section of the Florida Business Corporations Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Section 607.0704 of the Florida Business Corporations Act and Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement is first mailed to you on or about November 30, 2006.

Please feel free to call us at (866) 821-9004 should you have any questions on the enclosed Information Statement.

IRISH MAG, INC.

By: /s/ Lin Jiang Huai
Lin Jiang Huai, Chief Executive Officer

IRISH MAG, INC.

646 First Avenue South

St. Petersburg, Florida 33701

Telephone: (866) 821-9004

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of IRISH MAG, INC. in connection with the adoption of an amendment to our Articles of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting.

On November 30, 2006 our Board of Directors approved an amendment to our Articles of Incorporation (the “Amendment”) which when effective will change our corporate name to China Public Security Technology, Inc.

The full text of the form of Amendment is attached to this Information Statement as Exhibit A. This action will become effective as soon as possible but not less than 20 days after the date this information statement is first mailed to our shareholders (the “Effective Date”) in accordance with the written consent of the holder of a majority of our issued and outstanding voting securities and the filing of the Amendment with the Secretary of State of Florida in accordance with the relevant sections of the Florida Business Corporations Act.

The Board of Directors has fixed November 30, 2006 as the record date for determining those of our shareholders entitled to receive this information statement.

This Information Statement is first being mailed on or about December ___, 2006 to our shareholders and is being delivered to inform you of the corporate actions described herein in accordance with Section 607.0704 of the Florida Business Corporation Act and Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter’s rights are afforded to our shareholders under Florida law as a result of the adoption of the Amendment.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUR PRINCIPAL SHAREHOLDERS

On November 30, 2006, there were 31,550,010 shares of our common stock outstanding. Our common stock is our only classes of our voting securities. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders. The following table sets forth, as of that date, information known to us relating to the beneficial ownership of these shares by:

each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;
each director;

each executive officer; and
all executive officers and directors as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares of beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from November 30, 2006 upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of November 30, 2006, have been exercised or converted.

	Amount of Beneficial Ownership
	Common Stock
Name	# of Shares	% of Class

iBROADER Developments Limited	3,088,778	9.7901%
Lin Jiang Huai	21,717,935	68.8365%
Total Device Management Limited	1,875,000	5.9429%

THE AMENDMENT

On the Effective Date, the Amendment will change our corporate name to China Public Security Technology, Inc.

Name change

The Amendment will change the name of our company from IRISH MAG, INC. to China Public Security Technology, Inc.  The Company has elected to change its name to reflect the new business direction of the Company and the Company’s plans for the future.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

EXHIBIT A

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

IRISH MAG, INC.

(Under Section 607.0602 of the Florida Business Corporation Act)

The undersigned, being the Director of IRISH MAG, INC., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation as required by Section 607.0602 of the Florida Business Corporation Act:

WHEREAS, as provided in the Corporation’s Articles of Incorporation, the name of this Corporation is IRISH MAG, INC.

Name Change

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors be and hereby amends the Corporation’s Articles of Incorporation to change the name of the Corporation from IRISH MAG, INC. to China Public Security Technology, Inc., and be it

RESOLVED, that Article I of the Corporation’s Articles of Incorporation - NAME - be and the same hereby is replaced, in its entirety, by the following:

ARTICLE I

NAME

The name of this Corporation is China Public Security Technology, Inc.

Effective Date

These Articles of Amendment shall become effective on November 30, 2006.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the undersigned, being the President and Chief Executive Officer of the Corporation, has executed these Articles of Amendment as of November 30, 2006.

IRISH MAG, INC.

By:
/s/ Lin Jiang Huai
Lin Jiang Huai, Chief Executive Officer